EXHIBIT 5

                                POWER OF ATTORNEY

     We, the undersigned Officers and Trustees of Putnam American Government Income Fund, hereby severally constitute and appoint George Putnam, Charles E. Porter, Gordon H. Silver, Timothy W. Diggins and John W. Gerstmayr, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacities indicated below, the Registration Statement on Form N-14 of Putnam American Government Income Fund and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         WITNESS our hands and common seal on the date set forth below.

Signature                         Title                                 Date
/s/ George Putnam                 President and Chairman of the         February 18, 1999
------------------------------    Trustees
George Putnam                     Principal Executive Officer; Trustee


/s/ John A. Hill                  Vice Chairman and Trustee             February 18, 1999
------------------------------
John A. Hill


/s/ William F. Pounds             Vice Chairman and Trustee             February 18, 1999
------------------------------
William F. Pounds

                                      -14-

/s/ John D. Hughes
------------------------------    Principal Financial Officer; Senior   February 18, 1999
John D. Hughes                    Vice President; Treasurer


/s/ Paul G. Bucuvalas             Principal Accounting Officer;         February 18, 1999
------------------------------    Assistant Treasurer
Paul G. Bucuvalas


/s/  Jameson A. Baxter            Trustee                               February 18, 1999
------------------------------
Jameson A. Baxter


                                  Trustee                               February 18, 1999
------------------------------
Hans H. Estin


/s/ Ronald J. Jackson             Trustee                               February 18, 1999
------------------------------
Ronald J. Jackson


/s/ Paul L. Joskow                Trustee                               February 18, 1999
------------------------------
Paul L. Joskow


/s/ Elizabeth T. Kennan           Trustee                               February 18, 1999
------------------------------
Elizabeth T. Kennan


/s/ Lawrence J. Lasser            Trustee                               February 18, 1999
------------------------------
Lawrence J. Lasser


                                  Trustee                               February 18, 1999
------------------------------
John H. Mullin, III

                                      -15-

                                  Trustee                               February 18, 1999
------------------------------
Robert E. Patterson


/s/ Donald S. Perkins             Trustee                               February 18, 1999
------------------------------
Donald S. Perkins


/s/ George Putnam III             Trustee                               February 18, 1999
------------------------------
George Putnam III


                                  Trustee                               February 18, 1999
------------------------------
A.J.C. Smith


                                  Trustee                               February 18, 1999
------------------------------
W. Thomas Stephens


/s/ W. Nicholas Thorndike         Trustee                               February 18, 1999
------------------------------
W. Nicholas Thorndike


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